UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 20, 2012

EMULEX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31353	51-0300558
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Susan Street

Costa Mesa, California 92626

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (714) 662-5600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    At the Annual Meeting of Stockholders of Emulex Corporation, a Delaware corporation (“Emulex” or the “Company”) held on November 20, 2012, the Company’s stockholders, upon the recommendation of the Board of Directors (i) ratified and approved Emulex’s amended and restated 2005 Equity Incentive Plan (the “Equity Incentive Plan”) which, among other things, increased the number of shares available for issuance thereunder by 1,500,000, and (ii) ratified and approved Emulex’s amended and restated Stock Award Plan for Non-Employee Directors (the “Director Plan” formerly known as the 1997 Stock Award Plan for Non-Employee Directors) which, among other things, increased the number of shares available for issuance thereunder by 500,000.

A brief summary of the Equity Incentive Plan, as amended, was included as part of Proposal No. 2 contained on pages 18-27 of the Proxy Statement, and is incorporated herein. The information regarding the Equity Incentive Plan contained herein is qualified in its entirety by reference to the actual terms of the Equity Incentive Plan, as amended, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

A brief summary of the Director Plan, as amended, was included as part of Proposal No. 3 contained on pages 28-32 of the Proxy Statement, and is incorporated herein. The information regarding the Director Plan contained herein is qualified in its entirety by reference to the actual terms of the Director Plan, as amended, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)    The 2012 Annual Meeting of Stockholders of the Company was held on November 20, 2012.

(b)    At the 2012 Annual Meeting the stockholders of the Company (i) elected each of the nine director nominees proposed by the Board of Directors of the Company, (ii) approved and ratified the amended and restated Equity Incentive Plan (as described above), (iii) approved and ratified the amended and restated Director Plan (as described above), (iv) ratified and approved an advisory resolution to approve executive compensation, and (v) ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2013. The results of each vote are summarized below.

Proposal No. 1—Election of Directors.

Director Nominee Name	Votes For	Votes Withheld	Broker Non-Votes
Michael P. Downey	65,249,416	550,047	13,203,825
Bruce C. Edwards	64,902,988	896,475	13,203,825
Paul F. Folino	64,917,033	882,430	13,203,825
Robert H. Goon	65,189,097	610,366	13,203,825
Beatriz V. Infante	65,079,212	720,251	13,203,825
Don M. Lyle	64,953,248	846,215	13,203,825
James M. McCluney	65,213,879	585,584	13,203,825
Nersi Nazari	65,289,425	510,038	13,203,825
Dean A. Yoost	65,349,529	449,934	13,203,825

Proposal No. 2—Ratify and Approve the Amended and Restated 2005 Equity Incentive Plan to, Among Other Things, Increase the Number of Shares Reserved for Issuance Thereunder by 1,500,000 Shares.

Votes For	Votes Against	Abstain	Broker Non-Votes
58,169,937	7,590,306	39,220	13,203,825

Proposal No. 3—Ratify and Approve the Amended and Restated Stock Award Plan for Non-Employee Directors to, Among Other Things, Increase the Number of Shares Reserved for Issuance Thereunder by 500,000 Shares.

Votes For	Votes Against	Abstain	Broker Non-Votes
55,954,145	9,807,255	38,063	13,203,825

Proposal No. 4—Ratify and Approve an Advisory Resolution to Approve Executive Compensation.

Votes For	Votes Against	Abstain	Broker Non-Votes
63,881,537	1,262,502	655,424	13,203,825

Proposal No. 5—Ratify the Selection of KPMG LLP as Emulex’s Independent Registered Public Accounting Firm for Fiscal 2013.

Votes For	Votes Against	Abstain	Broker Non-Votes
78,087,267	861,164	54,857	—

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Emulex Corporation 2005 Equity Incentive Plan, as amended (incorporated by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 9, 2012 with respect to the 2012 Annual Meeting of stockholders)

10.2	Emulex Corporation 1997 Stock Award Plan for Non-Employee Directors, as amended (incorporated by reference to Appendix B to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 9, 2012 with respect to the 2012 Annual Meeting of stockholders)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2012

EMULEX CORPORATION

By:	/s/ MICHAEL J. ROCKENBACH
Michael J. Rockenbach Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Emulex Corporation 2005 Equity Incentive Plan, as amended (incorporated by reference to Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 9, 2012 with respect to the 2012 Annual Meeting of stockholders)

10.2	Emulex Corporation 1997 Stock Award Plan for Non-Employee Directors, as amended (incorporated by reference to Appendix B to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 9, 2012 with respect to the 2012 Annual Meeting of stockholders)